Supplement to the
Fidelity Advisor® Strategic Income Fund
February 29, 2020
Prospectus

Rosie McMellin no longer serves as a co-manager of the fund.

The following information supplements similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Rick Patel (co-manager) has managed the fund since April 2020.

The following information replaces similar information found in the “Fund Basics” section under the “Principal Investment Risks” heading.

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Rick Patel is co-manager of the fund, which he has managed since April 2020. He also manages other funds. Since 2000, Mr. Patel has worked as a quantitative analyst and a portfolio manager at FIA(UK).

RSI-20-01 1.9894140.102	May 1, 2020